Supplement to the
Fidelity's Massachusetts Municipal Funds
March 31, 2020
Prospectus

The following information replaces similar information for Fidelity® Massachusetts AMT Tax-Free Money Market Fund found in the “Fund Summary” section under the “Fee Table” heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.20%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.10%
Total annual operating expenses(a)	0.30%

(a)  In order to avoid a negative yield, FMR may reimburse expenses or waive fees of Fidelity® Massachusetts AMT Tax-Free Money Market Fund. Any such waivers or expense reimbursement would be voluntary and could be discontinued at any time. There is no guarantee that Fidelity® Massachusetts AMT Tax-Free Money Market Fund will be able to avoid a negative yield.

The following information replaces similar information for Fidelity® Massachusetts Municipal Money Market Fund found in the “Fund Summary” section under the “Fee Table” heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.35%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.14%
Total annual operating expenses(a)	0.49%

(a)  In order to avoid a negative yield, FMR may reimburse expenses or waive fees of Fidelity® Massachusetts Municipal Money Market Fund. Any such waivers or expense reimbursement would be voluntary and could be discontinued at any time. There is no guarantee that Fidelity® Massachusetts Municipal Money Market Fund will be able to avoid a negative yield.

The following information replaces similar information found in the “Fund Basics” section under the “Principal Investment Risks” heading.

Many factors affect each fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund’s performance. Because each fund concentrates its investments in Massachusetts, the fund's performance is expected to be closely tied to economic and political conditions within that state and to be more volatile than the performance of a more geographically diversified fund.

A money market fund's yield will change daily based on changes in interest rates and other market conditions. Although a money market fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of a fund's investments could cause the fund's share price to decrease.

MAS-20-01 1.479536.146	May 6, 2020